Exhibit 99.10

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-I

KEY PERFORMANCE FACTORS
August 31, 1999



        Expected B Maturity                                       11/15/00


        Blended Coupon                                            5.4649%



        Excess Protection Level
          3 Month Average  5.72%
          August, 1999  5.97%
          July, 1999  6.00%
          June, 1999  5.19%


        Cash Yield                                  18.20%


        Investor Charge Offs                        4.78%


        Base Rate                                   7.46%


        Over 30 Day Delinquency                     4.81%


        Seller's Interest                           7.19%


        Total Payment Rate                          14.37%


        Total Principal Balance                     $46,158,397,644.87


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,316,578,126.38